THE ADVISORS' INNER CIRCLE FUND

                      ALPHAONE U.S. EQUITY LONG SHORT FUND
                                  (THE "FUND")

                   SUPPLEMENT DATED FEBRUARY 15, 2013 TO THE
 INVESTOR CLASS, I CLASS, AND R CLASS SHARES PROSPECTUS (THE "PROSPECTUS") AND
  STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED MARCH 1, 2012, EACH AS
                         SUPPLEMENTED NOVEMBER 1, 2012

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

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The Board of Trustees of The Advisors' Inner Circle Fund, at the recommendation of AlphaOne Investment Services, LLC, the investment adviser of the Fund, has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund is closed to new investments. The Fund is expected to cease operations and liquidate on or before April 15, 2013 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem
(sell) or exchange their shares in the manner described in the Prospectus under "Purchasing, Selling and Exchanging Fund Shares." For the Fund shareholder who does not redeem (sell) or exchange his shares prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, AlphaOne Investment Services, LLC may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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